Liquidity and Capital Resources	6 Months Ended
Jun. 30, 2024
Liquidity and Capital Resources [Abstract]
LIQUIDITY AND CAPITAL RESOURCES

2. LIQUIDITY AND CAPITAL RESOURCES

As of June 30, 2024, the Group’s consolidated current assets exceeded its consolidated current liabilities by $4,490, reflecting a positive working capital balance. The Group’s consolidated net assets were $6,644 as of June 30, 2024. The Group assesses that it could meet its obligations for the next 12 months from the issuance date of the condensed consolidated financial statements.

The Group’s principal sources of liquidity were cash used in operating activities, bank borrowings, third-party loans, and ordinary shares issuance. The Group had net cash used in operating activities of $2,933 and $601 for the six months ended June 30, 2023 and 2024, respectively. As of June 30, 2024, the Group had $1,645 in unrestricted cash and cash equivalents.

The Group’s operating results for future periods are subject to numerous uncertainties and it is uncertain if the Group will be able to achieve a net income position in the foreseeable future. If management is not able to increase revenues and/or manage costs and operating expenses in line with revenue forecasts, the Group may not be able to achieve profitability.

The Group believes that available cash and cash equivalents, restricted cash released within 12 months, and cash provided by operating activities, together with cash available from the activities mentioned above, should enable the Group to meet presently anticipated cash needs for at least the next 12 months after the issue date of the unaudited condensed consolidated financial statements, and the Group has prepared the unaudited condensed consolidated financial statements on a going concern basis. However, the Group continues to have ongoing obligations and expects that it will require additional capital to execute its longer-term business plan. If the Group encounters unforeseen circumstances that place constraints on its capital resources, management will be required to take various measures to conserve liquidity, which could include, but not necessarily be limited to, initiating additional public offerings, obtaining credit facilities, streamlining business units, controlling rental, overhead and other operating expenses and seeking to further dispose of non-cash generating units. Management cannot provide any assurance that the Group will raise additional capital if needed.

Risks and Uncertainties

On January 19, 2023, the New England Commission of Higher Education (“NECHE”) informed Bay State College (“BSC”) of its intention to withdraw BSC’s accreditation as of August 31, 2023. Following the rejection of Ambow’s appeal, the Board of Trustees announced to permanently close Bay State College at the end of the 2022-2023 academic year, and this permanent closer was completed on August 31, 2023. The College provided academic, support and transitional services to students through August 31, 2023, and signed agreements with several area universities to provide program completion pathways to Bay State students, often with enhanced transfer and other opportunities.